UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 7, 2022

IA ENERGY CORP.

 (Exact name of Registrant as specified in its charter)

Wyoming

(State or Other Jurisdiction of Incorporation)

333-220706	81-1002497
(Commission File Number)	(IRS Employer Identification No.)

One World Trade Center, Suite 130, Long Beach, CA 90831

 (Address of principal executive offices, Zip Code)

(310) 891-1059

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
N/A

ITEM 4.01—CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On December 7, 2022, we dismissed Michael T. Studer CPA PC (“Studer”), as our independent registered public accounting firm, effective immediately, including to audit our financial statements for the year ending December 31, 2020. The dismissal of Studer was approved unanimously by our Board of Directors.

The report of Studer on our consolidated financial statements for the years ended December 31, 2020 and 2019, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except to indicate that there is substantial doubt as to our ability to continue as a going concern.

During our two most recent fiscal years and through December 31, 2020, there were no disagreements with Studer on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Studer, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the consolidated financial statements for such years. During the fiscal years ended December 31, 2020 and 2019, and through December 7, 2022, there have been no reportable events as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

We provided Studer with a copy of the disclosures we are making in this Current Report on Form 8-K and requested that Studer furnish us with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the statements made by us in this report and, if not, stating the respects in which it does not agree. A copy of the letter from Studer addressed to the U.S. Securities and Exchange Commission dated December 7, 2022, is filed as Exhibit 16.01 to this report.

Our Board of Directors unanimously approved the engagement of Gries & Associates LLC (“Gries”), 501 South Cherry Street, Suite 1100, Denver, Colorado 80246, as our registered public accounting firm, effective immediately, including reviewing the interim financial statements including in the periodic reports, and report on our financial statements for the year ending December 31, 2021.

No consultations occurred between us and Gries during the two most recent fiscal years and through December 7, 2022, regarding either: (i) the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that Studer concluded was an important factor considered by us in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of disagreement, as that term is defined in S-K 304(a)(1)(iv) and the related instructions to S-K 304, or a reportable event requiring disclosure under Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS.

The following is filed as an exhibit to this report:

Exhibit Number	Description of Exhibit
16.01	Letter from Michael T. Studer CPA PC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IA ENERGY CORP.

Date: December 9, 2022	/s/ Thomas K. Emmitt
By: Thomas K. Emmitt Its: President and Chief Executive Officer